SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                    Date of Report:  February 15, 1994


                        READING & BATES CORPORATION
          (Exact name of registrant as specified in its charter)


        Delaware                  1-5587                   73-0642271
      (State or other          (Commission             (I.R.S. Employer
      jurisdiction of           File Number)          Identification No.)
      incorporation)

             901 Threadneedle, Suite 200, Houston, TX   77079
           (Address of principal executive offices)   (Zip Code)


     Registrant's telephone number, including area code  (713) 496-5000



Item 7. Financial Statements and Exhibits

       (c)  Exhibits

            Exhibit 99 - Press Release dated February 15, 1994 - 4th Quarter
                         Earnings

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                    READING & BATES CORPORATION



                                    By  /s/T. W. Nagle
                                        T. W. Nagle
                                        Vice President & Chief Financial Officer

Dated:  February 15, 1994